EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES —OXLEY ACT OF 2002

In connection with the Annual Report of Axogen, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission (the “Report”), I, Karen Zaderej, Chief Executive Officer and Peter Mariani, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Karen Zaderej
Karen Zaderej
Chief Executive Officer
February 26, 2019

/s/ Peter Mariani
Peter Mariani
Chief Financial Officer
February 26, 2019